UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21380

Flaherty & Crumrine Total Return Fund Incorporated
(Exact name of registrant as specified in charter)

301 E. Colorado Boulevard, Suite 720 Pasadena, CA 91101
(Address of principal executive offices) (Zip code)

R. Eric Chadwick Flaherty & Crumrine Incorporated 301 E. Colorado Boulevard, Suite 720 Pasadena, CA 91101
(Name and address of agent for service)

Registrant's telephone number, including area code: 626-795-7300

Date of fiscal year end: November 30

Date of reporting period: February 28, 2018

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

FLAHERTY & CRUMRINE Total Return Fund

To the Shareholders of Flaherty & Crumrine Total Return Fund (“FLC”):

Despite general weakness in most fixed-income markets (e.g., investment-grade corporate bonds), attributable mostly to higher benchmark interest rates, preferred securities performed reasonably well on a relative basis. Total return1 on net asset value (“NAV”) for the first fiscal quarter2 was -0.4%, while total return on market price was -5.0%.

The U.S. economy remains on solid footing, with most economists forecasting faster growth in 2018. Inflation has remained in check thus far, and modest wage growth and strong business investment suggest that faster economic growth can be accommodated without the economy overheating. Faster economic growth combined with optimism around tax reform has caused interest rates to move modestly higher. Tax reform should be supportive of growth and investment, but much of it will be deficit-financed and could result in higher Treasury rates as government borrowing increases.

Investors often associate higher long-term interest rates with lower prices for preferred securities, and to some extent this is true. However, sensitivity of the Fund’s preferred portfolio to benchmark interest rates is much lower today than it was ten years ago. That is primarily attributable to larger holdings of fixed-to-floating rate securities relative to traditional fixed-for-life preferreds. Including these securities in a portfolio (~73% as of 2/28/2018) reduces sensitivity to benchmark interest rates. Moderate interest-rate sensitivity, along with a tightening of preferred credit spreads during the quarter, offset much of the weakness experienced by other fixed-income asset classes.

Most of the portfolio experienced credit-spread tightening as noted above, but one area of mixed performance was the energy sector, notably master limited partnerships (MLPs). The MLP industry appears to be in transition. The traditional MLP structure has struggled to meet investor expectations, leading some to collapse partnership structures into simpler organizations. Lower corporate tax rates from recent tax reform may accelerate that trend. While a simpler structure should benefit preferred investors over time, many MLPs issued preferreds in the last few months, causing yields to increase as concessions were offered to entice demand. Importantly, individual MLPs are in various stages of transition, and we remain comfortable with the level of MLP exposure in the Fund’s portfolio (~6.5% as of 2/28/2018). Many of the MLPs held by the Fund are among the strongest credits in the sector and a step ahead of peers in navigating these rough waters.

The Fund’s dividend rate was reduced during the quarter to reflect changes in interest rates and credit spreads that have cumulated over time. Tightening by the Federal Reserve has raised short-term interest rates and, therefore, leverage cost, while lower preferred yields have gradually reduced portfolio income. The primary investment objective of the Fund is to provide high current income, and we believe the Fund will continue to meet that objective – although distributable income may be reduced as we proceed through this economic cycle. Fund shareholders have benefited from years of record-low interest rates and low leverage costs, but rates have moved up as the economy has improved. We believe the Fund’s strategy of investing in preferred securities and using leverage to increase income will continue to produce a competitive distribution rate for shareholders. We encourage shareholders to read the Fund’s 2017 annual report for a more-thorough discussion of this important topic.

1 Following the methodology required by the Securities and Exchange Commission, total return assumes dividend reinvestment.

2 December 1, 2017 — February 28, 2018

Market volatility is likely to increase from record-low levels as we move into later stages of this economic cycle, but we believe preferreds will continue to offer competitive performance. Their combination of credit quality and yield (much of which is tax-advantaged) will be difficult to replicate in other fixed-income asset classes.

As always, we encourage you to visit the Fund’s website, www.preferredincome.com, for timely and important information.

Sincerely,

The Flaherty & Crumrine Portfolio Management Team

March 31, 2018

Flaherty & Crumrine Total Return Fund Incorporated PORTFOLIO OVERVIEW February 28, 2018 (Unaudited)

Fund Statistics
Net Asset Value	$21.22
Market Price	$19.90
Discount	6.22%
Yield on Market Price	7.18%
Common Stock Shares Outstanding	9,958,104

Security Ratings**	% of Net Assets†
A	0.6%
BBB	55.6%
BB	32.9%
Below “BB”	1.1%
Not Rated***	8.9%

Portfolio Rating Guidelines	% of Net Assets†
Security Rated Below Investment Grade By All****	28.8%
Issuer or Senior Debt Rated Below Investment Grade by All*****	2.5%

**Ratings are from Moody’s Investors Service, Inc. “Not Rated” securities are those with no ratings available from Moody’s.

***Excludes common stock and money market fund investments and net other assets and liabilities of 0.9%.

****Security rating below investment grade by all of Moody’s, Standard & Poor’s, and Fitch Ratings.

*****Security rating and issuer’s senior unsecured debt or issuer rating are below investment grade by all of Moody’s, S&P, and Fitch. The Fund’s investment policy currently limits such securities to 10% of Net Assets.

Industry Categories*	% of Net Assets†

Communication 0.5%
REITs 0.3%
Other 4.8%
Energy 6.4%
Utilities 8.1%
Insurance 21.9%
Banking & Financial Services 57.9%

*Categories may not sum to 100% due to rounding.

Top 10 Holdings by Issuer	% of Net Assets†
MetLife Inc	4.6%
JPMorgan Chase & Co	4.6%
PNC Financial Services Group Inc	4.6%
Wells Fargo & Company	4.2%
Liberty Mutual Group	3.8%
Citigroup Inc	3.6%
BNP Paribas	3.4%
Morgan Stanley	3.3%
Fifth Third Bancorp	3.0%
Enbridge Energy Partners	3.0%

% of Net Assets******†
Holdings Generating Qualified Dividend Income (QDI) for Individuals	58%
Holdings Generating Income Eligible for the Corporate Dividends Received Deduction (DRD)	45%

******This does not reflect year-end results or actual tax categorization of Fund distributions. These percentages can, and do, change, perhaps significantly, depending on market conditions. Investors should consult their tax advisor regarding their personal situation.

†Net Assets includes assets attributable to the use of leverage.

Flaherty & Crumrine Total Return Fund Incorporated PORTFOLIO OF INVESTMENTS February 28, 2018 (Unaudited)

Shares/$ Par		Value

Preferred Securities§ — 93.9%
Banking — 55.2%
$2,550,000	Australia & New Zealand Banking Group Ltd., 6.75% to 06/15/26 then ISDA5 + 5.168%, 144A****	$2,795,438	**(1)(2)
$3,000,000	Banco Bilbao Vizcaya Argentaria SA, 6.125% to 11/16/27 then SW5 + 3.87%	3,060,000	**(1)(2)
$710,000	Banco Mercantil del Norte SA, 7.625% to 01/06/28 then T10Y + 5.353%, 144A****	774,930	**(2)
	Bank of America Corporation:
$7,280,000	3ML + 3.63%, 5.3969%(5), Series K	7,343,700	*(1)
$400,000	8.125% to 05/15/18 then 3ML + 3.64%, Series M	406,500	*
	Barclays Bank PLC:
$3,220,000	7.875% to 03/15/22 then SW5 + 6.772%, 144A****	3,480,836	**(2)
88,112	8.125%, Series 5	2,340,255	**(1)(2)
	BNP Paribas:
$7,830,000	7.375% to 08/19/25 then SW5 + 5.15%,144A****	8,720,663	**(1)(2)
$2,000,000	7.625% to 03/30/21 then SW5 + 6.314%, 144A****	2,180,000	**(1)(2)
	Capital One Financial Corporation:
2,910	6.00%, Series B	74,060	*
17,022	6.00%, Series H	449,721	*
15,436	6.20%, Series F	410,135	*
28,100	6.70%, Series D	750,270	*(1)
	Citigroup, Inc.:
$500,000	5.95% to 05/15/25 then 3ML + 3.905%, Series P	520,375	*
227,619	6.875% to 11/15/23 then 3ML + 4.13%, Series K	6,416,580	*(1)
155,338	7.125% to 09/30/23 then 3ML + 4.04%, Series J	4,461,307	*(1)
	CoBank ACB:
15,300	6.125%, Series G, 144A****	1,552,950	*
17,500	6.20% to 01/01/25 then 3ML + 3.744%, Series H, 144A****	1,875,563	*
25,000	6.25% to 10/01/22 then 3ML + 4.557%, Series F, 144A****	2,687,500	*(1)
$609,000	6.25% to 10/01/26 then 3ML + 4.66%, Series I, 144A****	664,339	*
$10,000,000	Colonial BancGroup, 7.114%, 144A****	1,000	(3)(4)††
$395,000	Credit Agricole SA, 7.875% to 01/23/24 then SW5 + 4.898%,144A****	441,906	**(2)
335,576	Fifth Third Bancorp, 6.625% to 12/31/23 then 3ML + 3.71%, Series I	9,647,810	*(1)
	First Horizon National Corporation:
875	First Tennessee Bank, 3ML + 0.85%, min 3.75%, 3.75%(5), 144A****	697,813	*
3	FT Real Estate Securities Company, 9.50% 03/31/31, 144A****	3,888,750
	Goldman Sachs Group:
$2,700,000	5.00% to 11/10/22 then 3ML + 2.874%, Series P	2,632,824	*(1)
$390,000	5.70% to 05/10/19 then 3ML + 3.884%, Series L	400,784	*
60,000	6.375% to 05/10/24 then 3ML + 3.55%, Series K	1,678,800	*(1)
	HSBC Holdings PLC:
$500,000	6.00% to 05/22/27 then ISDA5 + 3.746%	512,000	**(2)
$1,370,000	6.875% to 06/01/21 then ISDA5 + 5.514%	1,469,325	**(1)(2)
26,880	8.00%, Series 2	715,940	**(1)(2)
$1,400,000	HSBC Capital Funding LP, 10.176% to 06/30/30 then 3ML + 4.98%, 144A****	2,242,632	(1)(2)

Flaherty & Crumrine Total Return Fund Incorporated PORTFOLIO OF INVESTMENTS (Continued) February 28, 2018 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
Banking — (Continued)

	Huntington Bancshares, Inc.:
$1,400,000	5.700% to 04/15/23 then 3ML + 2.88%, Series E	$1,413,125	*
140,000	6.25%, Series D	3,789,800	*(1)
30,000	ING Groep NV, 6.375%	775,500	**(2)
	JPMorgan Chase & Company:
$750,000	6.00% to 08/01/23 then 3ML + 3.30%, Series R	786,000	*(1)
61,469	6.70%, Series T	1,606,185	*(1)
$4,791,000	6.75% to 02/01/24 then 3ML + 3.78%, Series S	5,300,044	*(1)
$7,000,000	7.90% to 04/30/18 then 3ML + 3.47%, Series I	7,070,000	*(1)
122,200	KeyCorp, 6.125% to 12/15/26 then 3ML + 3.892%, Series E	3,404,516	*(1)
$2,250,000	Lloyds TSB Bank PLC, 12.00% to 12/16/24 then 3ML + 11.756%, 144A****	2,936,522	(2)
$3,500,000	M&T Bank Corporation, 6.45% to 02/15/24 then 3ML + 3.61%, Series E	3,889,655	*(1)
$730,000	Macquarie Bank Ltd., 6.125% to 03/08/27 then SW5 + 3.703%, 144A****	744,600	**(2)
58,320	MB Financial, Inc., 6.00%, Series C	1,449,252	*
	Morgan Stanley:
213,700	5.85% to 04/15/27 then 3ML + 3.491%, Series K	5,731,434	*(1)
85,000	6.875% to 01/15/24 then 3ML + 3.94%, Series F	2,416,550	*(1)
86,900	7.125% to 10/15/23 then 3ML + 4.32%, Series E	2,514,886	*(1)
235,200	New York Community Bancorp, Inc., 6.375% to 03/17/27 then 3ML + 3.821%, Series A	6,620,880	*(1)
	PNC Financial Services Group, Inc.:
410,904	6.125% to 05/01/22 then 3ML + 4.067%, Series P	11,478,357	*(1)
$2,850,000	6.75% to 08/01/21 then 3ML + 3.678%, Series O	3,083,900	*(1)
$2,515,000	RaboBank Nederland, 11.00% to 06/30/19 then 3ML + 10.868%, 144A****	2,757,069	(1)(2)
3,000	Sovereign Bancorp: Sovereign REIT, 12.00%, Series A, 144A****	3,735,000
	Standard Chartered PLC:
$3,170,000	7.50% to 04/02/22 then SW5 + 6.301%, 144A****	3,438,024	**(1)(2)
$1,500,000	7.75% to 04/02/23 then SW5 + 5.723%, 144A****	1,633,125	**(1)(2)
157,400	State Street Corporation, 5.90% to 03/15/24 then 3ML + 3.108%, Series D	4,289,150	*(1)
13,616	Sterling Bancorp, 6.50%, Series A	356,739	*
11,800	SunTrust Banks, Inc., 5.875%, Series E	297,596	*
63,000	US Bancorp, 6.50% to 01/15/22 then 3ML + 4.468%, Series F	1,772,574	*(1)
39,000	Valley National Bancorp, 5.50% to 09/30/22 then 3ML + 3.578%, Series B	1,008,540	*
	Wells Fargo & Company:
24,700	5.625%, Series Y	621,501	*
81,100	5.85% to 09/15/23 then 3ML + 3.09%, Series Q	2,166,992	*(1)
$1,250,000	5.875% to 06/15/25 then 3ML + 3.99%, Series U	1,330,475	*(1)
106,200	6.625% to 03/15/24 then 3ML + 3.69%, Series R	2,938,554	*(1)
325	7.50%, Series L	414,375	*
$1,458,000	7.98% to 03/15/18 then 3ML + 3.77%, Series K	1,483,515	*(1)
169,700	8.00%, Series J	4,417,291	*(1)

Flaherty & Crumrine Total Return Fund Incorporated PORTFOLIO OF INVESTMENTS (Continued) February 28, 2018 (Unaudited)

$1,600,000	Westpac Banking Corporation, 5.00% to 09/21/27 then ISDA5 + 2.888%	$1,531,415	**(1)(2)
	Zions Bancorporation:
5,000	6.30% to 03/15/23 then 3ML + 4.24%, Series G	134,351	*
$1,500,000	7.20% to 09/15/23 then 3ML + 4.44%, Series J	1,657,500	*
		176,289,698
Financial Services — 0.4%
$640,000	E*TRADE Financial Corporation, 5.30% to 03/15/23 then 3ML + 3.16%, Series B	633,600	*
$610,000	General Motors Financial Company, 5.75% to 09/30/27 then 3ML + 3.598%, Series A	620,004	*
		1,253,604
Insurance — 20.6%
145,144	Allstate Corporation, 6.625%, Series E	3,837,709	*(1)
$1,290,000	Aon Corporation, 8.205% 01/01/27	1,667,325	(1)
	Arch Capital Group, Ltd.:
16,000	5.25%, Series E	376,000	**(2)
14,200	5.45%, Series F	343,498	**(2)
	Aspen Insurance Holdings Ltd.:
25,000	5.625%	617,500	**(2)
9,000	5.95% to 07/01/23 then 3ML + 4.06%	238,686	**(2)
$620,000	AXA SA, 6.379% to 12/14/36 then 3ML + 2.256%, 144A****	722,300	**(1)(2)
5,000	Axis Capital Holdings Ltd., 5.50%, Series E	121,600	**(2)
$1,550,000	Chubb Ltd.: Ace Capital Trust II, 9.70% 04/01/30	2,313,375	(1)(2)
210,000	Delphi Financial Group, 3ML + 3.19%, 5.0288%(5) 05/15/37	4,830,000	(1)
$2,535,000	Everest Reinsurance Holdings, 3ML + 2.385%, 4.2238%(5) 05/15/37	2,493,173	(1)
7,500	Hartford Financial Services Group, Inc., 7.875% to 04/15/22 then 3ML + 5.596%, 04/15/42	223,725
$6,351,000	Liberty Mutual Group, 7.80% 03/15/37, 144A****	7,906,995	(1)
	MetLife, Inc.:
$5,335,000	9.25% 04/08/38, 144A****	7,482,338	(1)
$4,130,000	10.75% 08/01/39	6,618,325	(1)
$577,000	MetLife Capital Trust IV, 7.875% 12/15/37, 144A****	741,445	(1)
	PartnerRe Ltd.:
33,950	5.875%, Series I	870,139	**(1)(2)
13,917	6.50%, Series G	366,156	**(1)(2)
117,494	7.25%, Series H	3,246,359	**(1)(2)
$704,000	Prudential Financial, Inc., 5.625% to 06/15/23 then 3ML + 3.92%, 06/15/43	743,600	(1)
$5,300,000	QBE Insurance Group Ltd., 7.50% to 11/24/23 then SW10 + 6.03%, 11/24/43, 144A****	6,028,750	(1)(2)

Shares/$ Par		Value

Preferred Securities — (Continued)
Banking — (Continued)

Flaherty & Crumrine Total Return Fund Incorporated PORTFOLIO OF INVESTMENTS (Continued) February 28, 2018 (Unaudited)

$3,251,000	Unum Group: Provident Financing Trust I, 7.405% 03/15/38	$3,706,140	(1)
60,339	W.R. Berkley Corporation, 5.75% 06/01/56	1,548,842	(1)
	XL Group Limited:
$2,000,000	Catlin Insurance Company Ltd., 3ML + 2.975%, 4.7142%(5), 144A****	1,970,000	(1)(2)
$7,200,000	XL Capital Ltd., 3ML + 2.4575%, 4.1790%(5), Series E	6,885,000	(1)(2)
		65,898,980
Utilities — 8.1%
$3,394,000	Commonwealth Edison: COMED Financing III, 6.35% 03/15/33	3,631,580	(1)
195,000	Dominion Energy, Inc., 5.25% 07/30/76, Series A	4,748,270	(1)
	DTE Energy Company:
40,000	5.375% 06/01/76, Series B	985,996	(1)
46,993	6.00% 12/15/76, Series F	1,255,658
$2,940,000	Emera, Inc., 6.75% to 06/15/26 then 3ML + 5.44%, 06/15/76, Series 2016A	3,278,100	(1)(2)
30,700	Georgia Power Company, 5.00% 10/01/77, Series 2017A	749,541
17,800	Indianapolis Power & Light Company, 5.65%	1,839,226	*(1)
100,233	Integrys Energy Group, Inc., 6.00% to 08/01/23 then 3ML + 3.22%, 08/01/73	2,681,233	(1)
$1,997,000	NextEra Energy: FPL Group Capital, Inc., 3ML + 2.125%, 3.7135%(5) 06/15/67, Series C	1,943,401	(1)
$2,504,000	PPL Corp: PPL Capital Funding, Inc., 3ML + 2.665%, 4.3584%(5) 03/30/67, Series A	2,497,740	(1)
$1,509,000	Puget Sound Energy, Inc., 3ML + 2.53%, 4.0106%(5) 06/01/67, Series A	1,497,683	(1)
	Southern California Edison:
30,000	SCE Trust V, 5.45% to 03/15/26 then 3ML + 3.79%, Series K	784,692	*(1)
		25,893,120
Energy — 6.1%
$750,000	DCP Midstream LLC, 5.85% to 05/21/23 then 3ML + 3.85%, 05/21/43, 144A****	714,375
$1,550,000	DCP Midstream LP, 7.375% to 12/15/22 then 3ML + 5.148%, Series A	1,566,469
$1,500,000	Enbridge, Inc., 6.00% to 01/15/27 then, 3ML + 3.89%, 01/15/77	1,522,500	(1)(2)
$9,485,000	Enbridge Energy Partners LP, 3ML + 3.7975%, 5.4917%(5) 10/01/37	9,508,713	(1)
	Enterprise Products Operating L.P.:
$750,000	3ML + 3.7075%, 5.4809%(5) 08/01/66, Series A	747,188	(1)
$1,000,000	5.25% to 08/16/27 then 3ML + 3.033%, 08/16/77, Series E	967,500
45,500	NuStar Logistics LP, 3ML + 6.734%, 8.4555%(5) 01/15/43	1,167,075
	Transcanada Pipelines, Ltd.:
$1,500,000	5.30% to 03/15/27 then 3ML + 3.208%, 03/15/77, Series 2017-A	1,514,063	(2)
$1,500,000	5.875% to 08/15/26 then 3ML + 4.64%, 08/15/76, Series 2016-A	1,616,250	(1)(2)
		19,324,133

Shares/$ Par		Value

Preferred Securities — (Continued)
Insurance — (Continued)

Flaherty & Crumrine Total Return Fund Incorporated PORTFOLIO OF INVESTMENTS (Continued) February 28, 2018 (Unaudited)

4,540	Annaly Capital Management, Inc., 6.95% to 09/30/22 then 3ML + 4.993%, Series F	$112,229
	National Retail Properties, Inc.:
12,315	5.20%, Series F	284,353
18,343	5.70%, Series E	449,884	(1)
	PS Business Parks, Inc.:
4,883	5.70%, Series V	121,050
1,878	5.75%, Series U	46,556
		1,014,072
Miscellaneous Industries — 3.2%
$600,000	BHP Billiton Limited: BHP Billiton Finance U.S.A., Ltd., 6.75% to 10/19/25 then SW5 + 5.093%, 10/19/75, 144A****	682,500	(2)
$1,388,000	General Electric Company, 5.00% to 01/21/21 then 3ML + 3.33%, Series D	1,372,385	*(1)
$4,350,000	Land O’ Lakes, Inc., 7.25%, Series B, 144A****	4,861,125	*
34,700	Ocean Spray Cranberries, Inc., 6.25%, 144A****	3,157,700	*
		10,073,710
	Total Preferred Securities (Cost $289,735,712)	299,747,317

Corporate Debt Securities§ — 5.2%
Banking — 2.1%
$826,000	Regions Financial Corporation, 7.375% 12/10/37, Sub Notes	1,094,421	(1)
193,600	Texas Capital Bancshares Inc., 6.50% 09/21/42, Sub Notes	5,008,238	(1)
18,000	Zions Bancorporation, 6.95% to 09/15/23 then 3ML + 3.89%, 09/15/28, Sub Notes	526,498
		6,629,157
Financial Services — 0.0%
$4,726,012	Lehman Brothers, Guaranteed Note, 5.843%, 12/16/16, 144A****	65,219	(3)(4)††
		65,219
Insurance — 1.3%
$3,000,000	Liberty Mutual Insurance, 7.697% 10/15/97, 144A****	4,125,926	(1)
		4,125,926

Energy — 0.4%
$940,000	Energy Transfer Partners LP, 8.25% 11/15/29	1,179,879	(1)
		1,179,879

Shares/$ Par		Value

Preferred Securities — (Continued)
Real Estate Investment Trust (REIT) — 0.3%

Flaherty & Crumrine Total Return Fund Incorporated PORTFOLIO OF INVESTMENTS (Continued) February 28, 2018 (Unaudited)

	Qwest Corporation:
29,941	6.50% 09/01/56	$646,726
41,820	6.75% 06/15/57	945,968
500	7.00% 04/01/52	11,846
		1,604,540
Miscellaneous Industries — 0.9%
12,000	eBay, Inc., 6.00% 02/01/56	317,178
$2,160,000	Pulte Group, Inc., 7.875% 06/15/32	2,608,200	(1)
		2,925,378
	Total Corporate Debt Securities (Cost $14,326,215)	16,530,099

Common Stock — 0.2%
Banking — 0.2%
13,500	CIT Group, Inc.	716,175	*
		716,175
	Total Common Stock (Cost $2,533,093)	716,175

Money Market Fund — 0.2%
769,115	BlackRock Liquidity Funds: T-Fund, Institutional Class	769,115

	Total Money Market Fund (Cost $769,115)	769,115

Shares/$ Par		Value

Corporate Debt Securities — (Continued)
Communication — 0.5%

Flaherty & Crumrine Total Return Fund Incorporated PORTFOLIO OF INVESTMENTS (Continued) February 28, 2018 (Unaudited)

		Value
Total Investments (Cost $307,364,135***)	99.5%	$317,762,706

Other Assets And Liabilities (Net)	0.5%	1,445,726

Total Managed Assets	100.0%‡	$319,208,432

Loan Principal Balance		(107,900,000)

Total Net Assets Available To Common Stock		$211,308,432

§Date shown is maturity date unless referencing the end of the fixed-rate period of a fixed-to-floating rate security.

*Securities eligible for the Dividends Received Deduction and distributing Qualified Dividend Income.

**Securities distributing Qualified Dividend Income only.

***Aggregate cost of securities held.

****Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At February 28, 2018, these securities amounted to $85,707,333 or 26.8% of total managed assets.

(1)All or a portion of this security is pledged as collateral for the Fund’s loan. The total value of such securities was $198,581,435 at February 28, 2018.

(2)Foreign Issuer.

(3)Level 3, illiquid security (designation is unaudited; see Note 2: Additional Accounting Standards).

(4)Valued at fair value as determined in good faith by or under the direction of the Board of Directors as of February 28, 2018.

(5)Represents the rate in effect as of the reporting date.

††The issuer has filed for bankruptcy protection. As a result, the Fund may not be able to recover the principal invested and also does not expect to receive income on this security going forward.

‡The percentage shown for each investment category is the total value of that category as a percentage of total managed assets.

ABBREVIATIONS:

3ML — 3-Month ICE LIBOR USD A/360

ISDA5 — 5-year USD ICE Swap Semiannual 30/360

SW5 — 5-year USD Swap Semiannual 30/360

SW10 — 10-year USD Swap Semiannual 30/360

T10Y — Federal Reserve H.15 10-Yr Constant Maturity Treasury Semiannual yield

Flaherty & Crumrine Total Return Fund Incorporated STATEMENT OF CHANGES IN NET ASSETS AVAILABLE TO COMMON STOCK(1) For the period from December 1, 2017 through February 28, 2018 (Unaudited)

Value
OPERATIONS:
Net investment income	$3,112,421
Net realized gain/(loss) on investments sold during the period	(35,148)
Change in net unrealized appreciation/depreciation of investments	(4,060,853)
Net decrease in net assets resulting from operations	(983,580)
DISTRIBUTIONS:
Dividends paid from net investment income to Common Stock Shareholders(2)	(3,694,457)

Total Distributions to Common Stock Shareholders	(3,694,457)

NET DECREASE IN NET ASSETS AVAILABLE TO COMMON STOCK FOR THE period	$(4,678,037)

NET ASSETS AVAILABLE TO COMMON STOCK:
Beginning of period	$215,986,469
Net decrease in net assets during the period	(4,678,037)
End of period	$211,308,432

(1)These tables summarize the three months ended February 28, 2018 and should be read in conjunction with the Fund’s audited financial statements, including notes to the financial statements in its Annual Report dated November 30, 2017.

(2)May include income earned, but not paid out, in prior fiscal year.

Flaherty & Crumrine Total Return Fund Incorporated

Financial Highlights(1)

For the period from December 1, 2017 through February 28, 2018 (Unaudited)
For a Common Stock share outstanding throughout the period

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$21.69
INVESTMENT OPERATIONS:
Net investment income	0.31
Net realized and unrealized gain/(loss) on investments	(0.41)
Total from investment operations	(0.10)
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
From net investment income	(0.37)
Total distributions to Common Stock Shareholders	(0.37)
Net asset value, end of period	$21.22
Market value, end of period	$19.90
Common Stock shares outstanding, end of period	9,958,104
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS:
Net investment income†	5.89	%*
Operating expenses including interest expense	2.40	%*
Operating expenses excluding interest expense	1.23	%*

SUPPLEMENTAL DATA: ††
Portfolio turnover rate	2	%**
Total managed assets, end of period (in 000’s)	$319,208
Ratio of operating expenses including interest expense to average total managed assets	1.60	%*
Ratio of operating expenses excluding interest expense to average total managed assets	0.82	%*

(1)These tables summarize the three months ended February 28, 2018 and should be read in conjunction with the Fund’s audited financial statements, including notes to the financial statements, in its Annual Report dated November 30, 2017.

*Annualized.

**Not annualized.

†The net investment income ratio reflects income net of operating expenses, including interest expense.

††Information presented under heading Supplemental Data includes loan principal balance.

Flaherty & Crumrine Total Return Fund Incorporated Financial Highlights (Continued) Per Share of Common Stock (Unaudited)

	Total Dividends Paid	Net Asset Value	NYSE Closing Price	Dividend Reinvestment Price(1)
December 29, 2017	$0.1260	$21.66	$21.61	$21.56
January 31, 2018	0.1260	21.42	19.79	19.93
February 28, 2018	0.1190	21.22	19.90	19.90

(1)Whenever the net asset value per share of the Fund’s Common Stock is less than or equal to the market price per share on the reinvestment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of Common Stock will be purchased in the open market.

Flaherty & Crumrine Total Return Fund Incorporated Notes to Financial Statements (Unaudited)

1.Aggregate Information for Federal Income Tax Purposes

At February 28, 2018, the aggregate cost of securities for federal income tax purposes was $318,984,566, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $22,085,522 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $23,307,382.

2.Additional Accounting Standards

Fair Value Measurements: The Fund has analyzed all existing investments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

●Level 1 – quoted prices in active markets for identical securities

●Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at market value at the end of the period.

Flaherty & Crumrine Total Return Fund Incorporated Notes to Financial Statements (Unaudited) (Continued)

A summary of the inputs used to value the Fund’s investments as of February 28, 2018 is as follows:

	Total Value at February 28, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Preferred Securities
Banking	$176,289,698	$150,639,927	$25,648,771	$1,000
Financial Services	1,253,604	1,253,604	—	—
Insurance	65,898,980	34,260,922	31,638,058	—
Utilities	25,893,120	16,243,398	9,649,722	—
Energy	19,324,133	9,101,045	10,223,088	—
Real Estate Investment Trust (REIT)	1,014,072	1,014,072	—	—
Miscellaneous Industries	10,073,710	2,054,885	8,018,825	—
Corporate Debt Securities
Banking	6,629,157	5,534,736	1,094,421	—
Financial Services	65,219	—	—	65,219
Insurance	4,125,926	—	4,125,926	—
Energy	1,179,879	—	1,179,879	—
Communication	1,604,540	1,604,540	—	—
Miscellaneous Industries	2,925,378	317,178	2,608,200	—
Common Stock
Banking	716,175	716,175	—	—
Money Market Fund	769,115	769,115	—	—
Total Investments	$ 317,762,706	$223,509,597	$94,186,890	$66,219

During the reporting period, securities with an aggregate market value of $3,889,655 were transferred into Level 2 from Level 1. The securities were transferred due to a decrease in the quantity and quality of information related to trading activity or broker quotes for these securities. During the period, there were no transfers into Level 1 from Level 2. During the reporting period, there were no transfers into or out of Level 3.

The fair values of the Fund’s investments are generally based on market information and quotes received from brokers or independent pricing services that are approved by the Board of Directors and are unaffiliated with the Adviser. To assess the continuing appropriateness of security valuations, management, in consultation with the Adviser, regularly compares current prices to prior prices, prices across comparable securities, actual sale prices for securities in the Fund’s portfolio, and market information obtained by the Adviser as a function of being an active market participant.

Securities with quotes that are based on actual trades or actionable bids and offers with a sufficient level of activity on or near the measurement date are classified as Level 1. Securities that are priced using quotes derived from implied values, indicative bids and offers, or a limited number of actual trades—or the same information for securities that are similar in many respects to those being valued—are classified as Level 2. If market information is not available for securities being valued, or materially-comparable securities, then those securities are classified as Level 3. In considering market information, management evaluates changes in liquidity, willingness of a broker to execute at the quoted price, the depth and consistency of prices from pricing services, and the existence of observable trades in the market.

Flaherty & Crumrine Total Return Fund Incorporated Notes to Financial Statements (Unaudited) (Continued)

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

		Preferred Securities	Corporate Debt Securities
	Total Investments	Banking	Financial Services
Balance as of 11/30/17	$94,575	$1,000	$93,575
Accrued discounts/premiums	—	—	—
Realized gain/(loss)	—	—	—
Change in unrealized appreciation/(depreciation)	(28,356)	—	(28,356)
Purchases	—	—	—
Sales	—	—	—
Transfer in	—	—	—
Transfer out	—	—	—
Balance as of 02/28/18	$66,219	$1,000	$65,219

For the three months ended February 28, 2018, total change in unrealized gain/(loss) on Level 3 securities still held at period-end and included in the change in net assets was $(28,356).

The following table summarizes the valuation techniques used and unobservable inputs developed to determine the fair value of Level 3 investments:

Category	Fair Value at 02/28/18	Valuation Technique	Unobservable Input	Input Range (Wgt Avg)
Preferred Securities (Banking)	$ 1,000	Bankruptcy recovery	Credit/Structure-specific recovery	0.00% - 0.02% (0.01%)
Corporate Debt Securities (Financial Services)	65,219	Bankruptcy recovery and market information	Credit/Structure-specific recovery	1% - 4% (1.4%)

The significant unobservable inputs used in the fair value measurement technique for bankruptcy recovery are based on recovery analysis that is specific to the security being valued, including the level of subordination and structural features of the security, and the current status of any bankruptcy or liquidation proceedings. Observable market trades in bankruptcy claims are utilized by management, when available, to assess the appropriateness of valuations, although the frequency of trading depends on the specific credit and seniority of the claim. Expected recoveries in bankruptcy by security type and industry do not tend to deviate much from historical recovery rates, which are very low (sometimes zero) for preferred securities and more moderate for senior debt. Significant changes in these inputs would result in a significantly higher or lower fair value measurement.

Directors

R. Eric Chadwick, CFA
Chairman of the Board

Morgan Gust

David Gale

Karen H. Hogan

Officers

R. Eric Chadwick, CFA
Chief Executive Officer and
President

Chad C. Conwell
Chief Compliance Officer,
Vice President and Secretary

Bradford S. Stone
Chief Financial Officer,
Vice President and Treasurer

Roger W. Ko
Assistant Treasurer

Laurie C. Lodolo
Assistant Compliance Officer,
Assistant Treasurer and
Assistant Secretary

Linda M. Puchalski
Assistant Treasurer

Investment Adviser

Flaherty & Crumrine Incorporated
e-mail: flaherty@pfdincome.com

Servicing Agent

Destra Capital Investments LLC
1-877-855-3434

Questions concerning your shares of Flaherty & Crumrine Total Return Fund?

•If your shares are held in a Brokerage Account, contact your Broker.

•If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent —

BNY Mellon c/o Computershare
P.O. Box 30170
College Station, TX 77842-3170
1-866-351-7446

This report is sent to shareholders of Flaherty & Crumrine Total Return Fund Incorporated for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Quarterly
Report

February 28, 2018

www.preferredincome.com

Item 2. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Flaherty & Crumrine Total Return Fund Incorporated

By (Signature and Title)*	/s/ R. Eric Chadwick
R. Eric Chadwick, Chief Executive Officer and President
(Principal Executive Officer)

Date	April 18, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ R. Eric Chadwick
R. Eric Chadwick, Chief Executive Officer and President
(Principal Executive Officer)

Date	April 18, 2018

By (Signature and Title)*	/s/ Bradford S. Stone
Bradford S. Stone, Chief Financial Officer, Treasurer and Vice President
(Principal Financial Officer)

Date	April 18, 2018

* Print the name and title of each signing officer under his or her signature.